UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013 (December 17, 2013)

GASTAR EXPLORATION, INC.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE    001-32714    46-4103114
DELAWARE    001-35211    38-3531640
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)    File Number)    Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD.

On December 17, 2013, Gastar Exploration, Inc. (the "Company") issued a press release providing an update on its Mid-Con 7H well in the Hunton Limestone Play. A copy of the Company's press release, dated December 17, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1    Press release dated December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013

GASTAR EXPLORATION, INC.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1    Press release dated December 17, 2013.